UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: November 11, 2004

                       (Date of earliest event reported):


                              INNODATA ISOGEN, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                 0-22196                13-3475943
 (State or other jurisdiction     (Commission           (I.R.S. Employer
       of incorporation)          File Number)          Identification No.)


           Three University Plaza
            Hackensack, NJ 07601                            07601
  (Address of principal executive offices)                (Zip Code)


                                 (201) 488-1200
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
             ----------------------------------------------

     The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

     On November 11, 2004, Innodata Isogen, Inc. issued a press release announcing its third quarter 2004 financial results. A copy of the press release is attached hereto as Exhibit 99.1.






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


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 INNODATA ISOGEN, INC.



Date: November 11, 2004                          By: /s/ Stephen Agress
                                                     ---------------------------
                                                     Stephen Agress
                                                     Vice President, Finance




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


                                INDEX TO EXHIBITS
                                -----------------


   Exhibit No.                               Description
   -----------       -----------------------------------------------------------
      99.1           Press Release of Innodata Isogen, Inc., dated November 11,
                     2004, reporting third quarter 2004 financial results.





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